UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

CarGurus, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38233	04-3843478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway, 6th Floor Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 354-0068

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to the Fourth Amended and Restated Certificate of Incorporation

On June 5, 2024, CarGurus, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to reflect new Delaware law provisions regarding officer exculpation (the “Amendment”). A description of the Amendment is provided in “Proposal 4 – AMENDMENT TO OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION” of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”), which description and text are incorporated herein by reference.

The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on June 4, 2024 (the “Certificate of Amendment”).

The foregoing description of the terms of the Amendment and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entireties by reference to the full text of the Certificate of Incorporation, as amended by the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Third Amended and Restated By-laws

On June 4, 2024, the Board of Directors of the Company (the “Board”) approved an amendment and restatement of its second amended and restated by-laws (as so amended and restated, the “By-laws”), effective immediately, to modify the definition of “Acting in Concert” in Article II, Section 2.12 relating to advance notice requirements applicable to stockholder-submitted business and nominations.

The foregoing summary of the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, a copy of which is filed as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2024, the Company held the Annual Meeting to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Proxy Statement. The final voting results from the Annual Meeting are set forth below.

Proposal 1 – Election of Directors

The stockholders elected the nominees named below to serve as the Class I directors for a term ending in 2027, or until their respective successors have been duly elected and qualified. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Lori Hickok	220,861,495	14,907,114	7,341,273
Greg Schwartz	191,394,286	44,374,323	7,341,273
Jason Trevisan	221,761,680	14,006,929	7,341,273

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the year ending December 31, 2024. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
242,643,786	305,261	160,835	0

Proposal 3 – Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The stockholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
214,859,474	20,734,957	174,178	7,341,273

Proposal 4 – Amendment to Company’s Fourth Amended and Restated Certificate of Incorporation

The stockholders voted to approve the Amendment. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
201,363,493	34,266,312	138,804	7,341,273

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation of the Company
3.2	Third Amended and Restated By-laws of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARGURUS, INC.

Date: June 6, 2024	By:	/s/ Javier Zamora
Name: Javier Zamora
Title: General Counsel & Corporate Secretary